SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☑	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

KVH INDUSTRIES, INC.

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No Fee Required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement no.:

(3)	Filing Party:

(4)	Date Filed:

KVH Industries, Inc.

Notice of Annual Meeting of Stockholders

to be held on May 26, 2004

and

Proxy Statement

IMPORTANT

Please mark, sign and date your proxy
and promptly return it in the enclosed envelope or
vote your proxy over the Internet or by telephone.

KVH Industries, Inc.

50 Enterprise Center
Middletown, RI 02842-5279

April 23, 2004

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of KVH Industries, Inc. Our meeting will be held at the offices of Foley Hoag LLP, World Trade Center West, 155 Seaport Boulevard, 16th Floor, Boston, Massachusetts, 02210, on Wednesday, May 26, 2004, beginning at 11:00 a.m. local time.

At this year’s annual meeting, stockholders will be asked to elect two directors and vote upon any other matters appropriate to the meeting. We have provided additional information about the annual meeting in the attached notice of annual meeting and proxy statement.

Whether or not you plan to attend the annual meeting, we hope you will vote as soon as possible. You may vote over the Internet, by telephone, or by mailing a completed proxy card. Voting your proxy card will ensure your representation at the annual meeting. If you hold your shares indirectly, such as through a brokerage firm or similar institution, you should follow the voting instructions provided by that firm.

I urge you to review the proxy materials carefully and to vote for the proposal described in the proxy statement.

Thank you for your cooperation, continued support, and interest in KVH Industries, Inc. I hope to see you at the annual meeting.

Sincerely,

Martin Kits van Heyningen
President and Chief Executive Officer

KVH INDUSTRIES, INC.

Notice of Annual Meeting of Stockholders

to be held on May 26, 2004

KVH Industries, Inc., hereby gives notice that it will hold its annual meeting of stockholders at the offices of Foley Hoag LLP, World Trade Center West, 155 Seaport Boulevard, Boston, Massachusetts 02210 on Wednesday, May 26, 2004, beginning at 11:00 a.m., local time, for the following purposes:

1.	To consider and vote upon the election of two class II directors; and

2.	To transact such further business as may properly come before the annual meeting or any adjournment of the meeting.

Our board of directors has fixed the close of business on Monday, April 12, 2004, as the record date for the determination of the stockholders entitled to receive notice of, and to vote at, the annual meeting and any adjournment of the meeting. Only stockholders of record on April 12, 2004, are entitled to receive notice of, and to vote at, the annual meeting or any adjournment of the meeting.

By order of the board of directors,

Robert W.B. Kits van Heyningen
Secretary

Middletown, Rhode Island

April 23, 2004

YOUR VOTE IS IMPORTANT

Please sign and return the enclosed proxy, whether or not you plan to attend the annual meeting.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

Purpose of the annual meeting

At the annual meeting, we will submit the following proposal to the stockholders:

Proposal One: To elect two Class II directors to a three-year term.

Our board of directors does not intend to present to the annual meeting any business other than the proposal described in this proxy statement. Our board of directors was not aware, a reasonable time before mailing this proxy statement to stockholders, of any other business that may be properly presented for action at the annual meeting. If any other business should come before the annual meeting, the persons present will have discretionary authority to vote the shares they own or represent by proxy in accordance with their judgment, to the extent authorized by applicable regulations.

Record date

Our board of directors has fixed the close of business on Monday, April 12, 2004, as the record date for the annual meeting. Only stockholders of record at the close of business on that date are entitled to receive notice of the annual meeting and to vote at the annual meeting. At the close of business on the record date, there were issued and outstanding 14,409,698 shares of our common stock. Each share of common stock outstanding on the record date will be entitled to cast one vote.

Methods of voting

The shares represented by your properly signed proxy card will be voted in accordance with your directions. If you do not specify a choice with respect to a proposal for which our board of directors has made a recommendation, the shares covered by your signed proxy card will be voted as recommended in this proxy statement. We encourage you to vote on all matters to be considered.

Voting by mail:

By signing and returning the proxy card in the enclosed envelope, you are enabling the individuals named on the proxy card (known as proxies) to vote your shares at the meeting in the manner you indicate. We encourage you to sign and return the proxy card even if you plan to attend the meeting. In this way, your shares will be voted even if you are unable to attend the meeting. If you received more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted.

Voting by telephone:

To vote by telephone, please follow the instructions included on your proxy card. If you vote by telephone, you do not need to complete and mail your proxy card.

Voting on the Internet:

To vote on the Internet, please follow the instructions included on your proxy card. If you vote on the Internet, you do not need to complete and mail your proxy card.

Voting in person at the meeting:

If you plan to attend the meeting and vote in person, we will provide you with a ballot at the meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of the shares held in street name. If you wish to vote shares held in street name at the meeting, you will need to bring with you to the meeting a legal proxy from your broker or other nominee authorizing you to vote your shares.

Quorum

Our by-laws provide that a quorum consists of a majority of the shares of common stock issued, outstanding, and entitled to vote at the annual meeting. Shares of common stock represented by a properly signed and returned proxy will be treated as present at the annual meeting for purposes of determining the existence of a quorum at the annual meeting. In general, votes withheld from any nominee for election as director, abstentions, if applicable, and broker “non-votes,” if applicable, are counted as present or represented for purposes of determining the existence of a quorum at the annual meeting. A “non-vote” occurs when a broker or nominee holding shares for a beneficial owner returns a proxy but does not vote on a proposal because the broker or nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

Vote required; tabulation of votes

A plurality of the votes properly cast at the annual meeting will be necessary to elect each of the two Class II directors to a three-year term. Abstentions and broker “non-votes” will not be included in calculating the number of votes cast on the proposal.

Our transfer agent, EquiServe, will tabulate the votes at the annual meeting.

Solicitation of proxies

No compensation will be paid by any person in connection with our solicitation of proxies. We will reimburse brokers, banks and other nominees for the out-of-pocket expenses and other reasonable clerical expenses they incur in obtaining instructions from beneficial owners of our common stock. In addition to our solicitation by mail, our directors, officers and employees may make special solicitations of proxies personally or by telephone, facsimile, courier or e-mail. We expect that the expense of any special solicitation will be nominal. We will pay all expenses incurred in connection with this solicitation.

Revocability of proxy

You may revoke your proxy at any time before it is voted at the meeting. In order to revoke your proxy, you must either:

•	sign and return another proxy card with a later date;

•	provide written notice of the revocation of your proxy to our secretary; or

•	attend the meeting and vote in person.

PROPOSAL ONE: ELECTION OF DIRECTORS

Proposal One concerns the election of two Class II directors.

Our board of directors currently consists of seven directors and is divided into three classes. We refer to these classes as Class I, Class II and Class III. The term of one class of directors expires each year at the annual meeting of stockholders. Each director also continues to serve as a director until his or her successor is duly elected and qualified. This year, the term of the Class II directors is expiring.

Our nominating committee has nominated Arent Kits van Heyningen and Charles Trimble to serve as Class II directors for a three-year term. Our stockholders elected Messrs. Kits van Heyningen and Trimble as Class II directors at our annual meeting of stockholders in May 2001, and their current terms will expire at the 2004 annual meeting.

Proxies will not be voted at the 2004 annual meeting for more than two candidates.

Messrs. Kits van Heyningen and Trimble have each agreed to serve if elected and we have no reason to believe that they will be unable to serve. If either of them is unable or declines to serve as a director at the time of the annual meeting, proxies will be voted for another nominee that our board will designate at that time.

Our board of directors recommends that you vote FOR the election of Messrs. Kits van Heyningen and Trimble.

DIRECTORS AND EXECUTIVE OFFICERS

Our executive officers and directors are as follows:

Name	Age	Position

Arent H. Kits van Heyningen	87	Chairman of the Board of Directors
Martin A. Kits van Heyningen	45	President, Chief Executive Officer and Director
Patrick J. Spratt	56	Chief Financial Officer
Daniel R. Conway	50	Vice President, Business Development
James S. Dodez	45	Vice President, Marketing
Dr. Kalyan Ganesan	55	Vice President, Engineering
Robert W.B. Kits van Heyningen	46	Vice President, Research and Development and Director
Ian C. Palmer	38	Vice President, Satellite Sales
Mark S. Ain(1)(2)(3)	60	Director
Stanley K. Honey(3)	48	Director
Bruce J. Ryan(1)(2)(3)	60	Director
Charles R. Trimble(1)(2)(3)	62	Director

(1)	Member of the audit committee.

(2)	Member of the compensation committee.

(3)	Member of the nominating and corporate governance committee.

Our board of directors is divided into three classes. The term of one class of directors expires each year at the annual meeting of stockholders. Each director also continues to serve as a director until his or her successor is duly elected and qualified. Our executive officers are appointed by, and serve at the discretion of, our board of directors. Arent H. Kits van Heyningen is the spouse of Josina de Smit, our Treasurer, and they are the parents of Martin A. Kits van Heyningen and Robert W.B. Kits van Heyningen.

Directors serving a term expiring at the 2004 annual meeting (Class II directors):

Arent H. Kits van Heyningen, one of our founders, has served as our chairman of the board of directors since 1982. He also has served as our chief scientist since that time. From 1963 to 1986, Mr. Kits van Heyningen was principal engineer at the Submarine Signal Division of Raytheon Company. Mr. Kits van Heyningen received a B.S. and an M.S. in electrical engineering from Delft Technical University, the Netherlands.

Charles R. Trimble has served as one of our directors since 1999, a member of our audit committee since 2001, a member of our compensation committee since 2000 and a member of our nominating and corporate governance committee since February 2004. From 1981 to 1998, he served as the president and chief executive officer of Trimble Navigation Limited, a GPS company which he founded in 1978. Previously, he served as the manager of integrated circuit research and development at Hewlett-Packard’s Santa Clara Division. Mr. Trimble is an elected member of the National Academy of Engineering, and he has been chairman of the United States GPS Industry Council since 1996. He received a B.S. in engineering physics, with honors, and an M.S. in electrical engineering from the California Institute of Technology.

Directors serving a term expiring at the 2005 annual meeting (Class III directors):

Martin A. Kits van Heyningen, one of our founders, has served as our president and a director since 1982 and has served as our chief executive officer since 1990. From 1980 to 1982, Mr. Kits van Heyningen was employed by the New England Consulting Group, a marketing consulting firm, as a marketing consultant. Mr. Kits van Heyningen received a B.A. cum laude from Yale University.

Robert W.B. Kits van Heyningen, one of our founders, has served as one of our directors since 1982 and as our vice president of research and development since April 1998. From 1982 to April 1998, he served as our vice president of engineering. From 1979 to 1982, Mr. Kits van Heyningen was an associate engineer at the Submarine Signal Division of Raytheon Company and from 1977 to 1984, he served as a consultant to various companies and universities. Mr. Kits van Heyningen received a B.S. in physics from McGill University with a minor in computer science.

Bruce J. Ryan has served as one of our directors, the chairman of our audit committee, and a member of our compensation committee since July 2003. He has also been a member of our nominating and corporate governance committee since February 2004. Since November 2003, he has served as the chief executive officer and chairman of Infinicon Systems. From February 1998 to November 2002, he served as executive vice president and chief financial officer of Global Knowledge Network, a provider of information technology and computer software training programs and certifications. From 1994 to 1997, he served as the executive vice president and chief financial officer of Amdahl Corporation, a provider of information technology solutions. Mr. Ryan previously had a 25-year career at Digital Equipment Corporation, where he served in various executive positions, including senior vice president of the financial services, government and professional services business group. Mr. Ryan also serves on the board of directors of CNT Corporation, Ross Systems and Axeda Systems. He received a B.S. in business administration from Boston College and an M.B.A. from Suffolk University.

Directors serving a term expiring at the 2006 annual meeting (Class I directors):

Mark S. Ain has served as one of our directors since 1997, the chairman of our compensation committee since 1997, a member of our audit committee since 2000 and a member of our nominating and corporate governance committee since February 2004. He is the chief executive officer and chairman of the board of directors of Kronos Incorporated, which he founded in 1977. Mr. Ain also serves on the boards of directors of the Park Electrochemical Corporation, LTX Corporation and the Walker School. He received a B.S. from the Massachusetts Institute of Technology and an M.B.A. from the University of Rochester.

Stanley K. Honey has served as one of our directors since 1997 and a member of our nominating and corporate governance committee since February 2004. Since January 2004, he has served as the chief scientist of Sportvision Systems, LLC, which he co-founded in November 1997. He served as president and chief technology officer of Sportvision Systems from 2000 to January 2004 and as its executive vice president and chief technology officer from 1998 to 2000. From 1993 to 1997, Mr. Honey served as executive vice president of technology for the New Technology Group of News Corporation. From 1989 to 1993, Mr. Honey served as president and chief executive officer of ETAK, Inc., a wholly owned subsidiary of News Corporation. Mr. Honey founded ETAK in 1983 and served as its executive vice president of engineering until News Corporation acquired it in 1989. Mr. Honey received a B.S. from Yale University and an M.S. from Stanford University.

Our executive officers who are not also directors are listed below:

Patrick J. Spratt has served as our chief financial officer since July 2002. From April 2001 to June 2002, Mr. Spratt served as an independent consultant, including service as the chief financial officer of FabCentric, Inc., a provider of productivity software for semiconductor manufacturing, from April 2001 until its acquisition in December 2001. From January 2000 to April 2001, Mr. Spratt served as a director and the chief financial officer of NEGEN Access, Inc., an early-stage broadband telecommunications company. From 1998 to January 2000, he served as the chief financial officer and treasurer of BioReliance Corporation, a pharmaceutical and biotechnology testing, development and manufacturing firm. Mr. Spratt previously had a 25-year career at Digital Equipment Corporation, including terms of service as vice president of investor relations from 1996 to 1998, vice president of business operations for computer systems from 1994 to 1996, and vice president of finance for worldwide engineering from 1993 to 1994. Mr. Spratt holds a B.A. in mathematics from Boston College and an M.B.A. from Boston University and has completed executive education programs at Columbia University and Harvard Business School.

Daniel R. Conway has served as our vice president of business development for military and industrial products since January 2003. From March 2000 to December 2002, Mr. Conway was the vice president of sales and marketing at BENTHOS Inc., an oceanographic technology company with customers in the marine, oil and gas, government and scientific markets. From 1980 to January 2000, he served in a variety of positions at Anteon (formerly Analysis & Technology), including vice president for new business development and acquisition integration from 1997 to January 2000 and vice president of operations for the Newport, Rhode Island operation from 1991 to 1997. Mr. Conway is a graduate of the U.S. Naval Academy with post-graduate studies in nuclear engineering, and he received an M.B.A. from the University of Rhode Island. He served for five years as a member of the U.S. Navy nuclear submarine force and was a Commander in the U.S. Naval Reserve (Naval Intelligence) for more than 10 years.

James S. Dodez has served as our vice president of marketing since October 1998. From 1995 to October 1998, he served as our vice president of marketing and reseller sales and from 1986 to 1995, he served as our marketing director. From 1985 to 1986, Mr. Dodez was the marketing director at Magratten Wooley, Inc., an advertising agency. Mr. Dodez received a B.S. from Miami University of Ohio.

Dr. Kalyan Ganesan has served as our vice president of engineering since May 2002. From February 2001 to February 2002, Dr. Ganesan served as the vice president of engineering for CoWave Networks, an early-stage developer of wireless broadband products. From February 1990 to September 2000, he served as an assistant vice president at Hughes Network Systems, where he oversaw engineering and product research and development within the Satellite and Broadband Carrier Networks Divisions. From 1986 to 1990, he served as U.S. West’s technical director for advanced technologies. Dr. Ganesan received a B.S. in electrical engineering from Annamalai University, India and an M.S. in electronics and communications engineering from the Indian Institute of Technology, New Delhi, India. He received his Ph.D. in computer science and engineering from Case Western Reserve University.

Ian C. Palmer has served as our vice president of satellite sales since September 2000. From September 1998 to September 2000, he served as director of satellite sales, from February 1997 to September 1998 he served as our reseller sales manager, from December 1995 to February 1997 he served as our sales manager and from December 1993 to December 1995 he served as our marine sales coordinator. From December 1989 to December 1993, Mr. Palmer served as sales manager for Euro Marine Trading. He received a B.A. in international relations and business from Boston University.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

At the close of business on March 31, 2004, there were issued and outstanding 14,409,698 shares of our common stock entitled to cast 14,409,698 votes. On March 31, 2004, the closing price of the common stock as reported on the Nasdaq National Market was $14.41 per share.

Principal stockholders

The following table provides, to the knowledge of management, information regarding the beneficial ownership of our common stock as of March 31, 2004, or as otherwise noted, by:

•	each person known by us to be the beneficial owner of more than five percent of our common stock;

•	each of our directors;

•	each executive officer named in the summary compensation table; and

•	all of our current directors and executive officers as a group.

The persons named in this table have sole voting and investment power with respect to the shares listed, except as otherwise indicated. The inclusion of shares listed as beneficially owned does not constitute an admission of beneficial ownership. Shares included in the “Right to acquire” column consist of shares that may be purchased through the exercise of options that vest within 60 days of March 31, 2004.

	Shares beneficially owned

		Right to
	Outstanding	acquire	Total	Percent

5% Stockholders
Westcap Investors, LLC(1)	1,186,830	—	1,186,830	8.2%
111 Santa Monica Blvd., Suite 820 Los Angeles, CA 90025
FMR Corp.(2)	893,451	—	893,451	6.2
82 Devonshire Street Boston, MA 02109
Directors
Arent H. Kits van Heyningen(3)	569,685	27,250	596,935	4.1
Martin A. Kits van Heyningen(4)	275,386	103,300	378,686	2.6
Robert W.B. Kits van Heyningen	119,239	25,625	144,864	1.0
Mark S. Ain	21,800	28,750	50,550	*
Stanley K. Honey	13,375	25,000	38,375	*
Charles R. Trimble	3,000	28,750	31,750	*
Bruce J. Ryan	—	11,250	11,250	*
Other Named Executive Officers
Patrick J. Spratt	5,276	21,250	26,526	*
James S. Dodez	48,387	15,000	63,387	*
Ian C. Palmer	3,586	27,500	31,086	*
Former Executive Officer
S. Joseph Bookataub(5)	—	—	—	*
All current directors and executive officers as a group (12 persons)	1,065,955	345,325	1,411,280	9.6%

*	Less than one percent.

(1)	Information is based on a Schedule 13G filed by Westcap Investors, LLC with the Securities and Exchange Commission on February 10, 2004. The Schedule 13G states that Westcap Investors, LLC, an investment advisor, is the beneficial owner of 1,186,830 shares, has sole voting power of 953,843 shares and sole dispositive power of 1,186,830 shares.

(2)	Information is based on a Schedule 13G/ A filed by FMR Corp. with the Securities and Exchange Commission on April 12, 2004. The Schedule 13G/ A states that Fidelity Management & Research Company, a wholly owned subsidiary of FMR Corp. and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is a beneficial owner of 296,158 shares as a result of acting as investment adviser to various investment companies. Fidelity Management Trust Company, a wholly owned subsidiary of FMR Corp. and a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934, is the beneficial owner of 325,393 shares as a result of its serving as investment manager of institutional accounts. Fidelity International Limited, an investment advisor whose ownership was disclosed in the Schedule 13G/ A, is the beneficial owner of 271,900 shares. The Schedule 13G/ A states that various persons have the right to receive, or to direct the receipt of dividends from, or the proceeds from the sale of, the common stock. FMR Corp. reported that it has sole voting power of 597,293 shares and sole dispositive power of 893,451 shares.

(3)	Includes 242,752 shares of common stock and 1,625 shares subject to options held by Arent H. Kits van Heyningen’s spouse, who is our Treasurer. Arent H. Kits van Heyningen is the father of Martin A. Kits van Heyningen and Robert W.B. Kits van Heyningen and disclaims beneficial ownership of his sons’ shares.

(4)	Includes 4,741 shares of common stock and 5,800 shares subject to options held by Mr. Kits van Heyningen’s spouse, who is one of our employees.

(5)	Mr. Bookataub resigned from our company effective December 5, 2003.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and persons who beneficially own more than ten percent of our common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. SEC regulations require officers, directors and greater-than-ten-percent stockholders to furnish us with copies of all Section 16(a) forms they file.

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us during 2003 and Forms 5 and amendments thereto furnished to us with respect to 2003, or written representations that Form 5 was not required for 2003, we believe that all Section 16(a) filing requirements applicable to our officers, directors and greater-than-ten-percent stockholders were fulfilled in a timely manner except that one of our directors, Stanley Honey, failed to file on a timely basis one Form 4.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

Director Independence

A majority of our directors are independent directors under the rules of the Nasdaq Stock Market. Our board of directors has determined that our independent directors are Messrs. Ain, Honey, Ryan and Trimble.

Board Meetings

During 2003, our board of directors met eight times. Each incumbent director attended at least 75% of the total number of meetings held by the board and the committees of the board on which he served during 2003. To the extent reasonably practicable, directors are expected to attend board meetings, meetings of committees on which they serve, and, starting in 2005, our annual meeting of stockholders. Last year two of the seven individuals then serving as directors attended the annual meeting.

Board Committees

Our board of directors has three standing committees: the audit committee, the nominating and corporate governance committee and the compensation committee. Each member of the audit committee, the nominating and corporate governance committee and the compensation committee meets the independence requirements of the Nasdaq Stock Market for membership on the committees on which he serves. The audit committee, the nominating and corporate governance committee and the compensation committee each have the authority to retain independent advisors and consultants, with all fees and expenses to be paid by us.

Audit Committee

Our audit committee is currently composed of Messrs. Ryan, Ain and Trimble. Our audit committee provides the opportunity for direct contact between our independent auditors and members of the board of directors; the auditors report directly to the committee. The committee assists the board in overseeing the integrity of our financial statements; our compliance with legal and regulatory requirements; our independent auditor’s qualifications and independence; and the performance of our independent auditors. The committee is directly responsible for appointing, compensating, evaluating and, when necessary, terminating our independent auditors. Our audit committee has established procedures for the treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential and anonymous submission by our employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. Our board has determined that Mr. Ryan is an audit committee financial expert under the rules of the Securities and Exchange Commission. Our audit committee met six times during 2003. Our board of directors adopted a new audit committee charter in February, 2004, which is attached as Appendix A to this proxy statement.

Nominating and Corporate Governance Committee

Our board of directors established a nominating and corporate governance committee in February 2004. The current members of our nominating and corporate governance committee are Messrs. Ain, Honey, Ryan and Trimble. Our nominating and corporate governance committee’s responsibilities include providing recommendations to our board of directors regarding nominees for director and membership on the committees of our board. An additional function of the committee is to develop corporate governance practices to recommend to our board and to assist our board in complying with those practices. Our board of directors has adopted a charter for this committee, which we have made available through the Investor Relations page of our web site at www.kvh.com.

Compensation Committee

The compensation committee’s responsibilities include providing recommendations to our board regarding the compensation levels of directors, approving, or recommending for approval by our board, the compensation levels of executive officers, providing recommendations to our board regarding compensation programs, administering our incentive-compensation plans and equity-based plans, authorizing grants under our stock option plans, and authorizing other equity compensation arrangements. Our compensation committee met three times during 2003.

Compensation committee interlocks and insider participation

Our compensation committee is currently composed of Messrs. Ain, Ryan and Trimble. Werner Trattner also served on our compensation committee until he resigned from our board of directors in July 2003. None of them had any relationship requiring disclosure under the rules of the Securities and Exchange Commission regarding transactions and relationships with related parties.

Director candidates and selection processes

The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to our board members and others for recommendations, meetings from time to time to evaluate biographical information and background materials relating to potential candidates, and interviews of selected candidates by members of the committee and other members of our board. The committee may also solicit the opinions of third parties with whom the potential candidate has had a business relationship. Once the committee is satisfied that it has collected sufficient information on which to base a judgment, the committee votes on the candidate or candidates under consideration.

In evaluating the qualifications of any candidate for director, the committee considers, among other factors, the candidate’s depth of business experience, reputation for personal integrity, understanding of financial matters, familiarity with the periodic financial reporting process, reputation, degree of independence from management, possible conflicts of interest and willingness and ability to serve. The committee also considers the degree to which the candidate’s skills, experience and background complement or duplicate those of our existing directors and the long-term interests of our stockholders. In the case of incumbent directors whose terms are set to expire, the committee also gives consideration to each director’s prior contributions to the board. The minimum qualifications that each director must possess consist of general familiarity with fundamental financial statements, ten years of relevant business experience, no identified conflicts of interest, no convictions in a criminal proceeding during the five years prior to the date of selection and the willingness to execute and comply with our code of ethics. In selecting candidates to recommend for nomination as a director, the committee abides by our firm-wide non-discrimination policy.

The committee will consider director candidates recommended by stockholders and uses the same process to evaluate candidates regardless of whether the candidates were recommended by stockholders, directors, management or others. The committee has not adopted any particular method that stockholders must follow to make a recommendation. We suggest that stockholders make recommendations by writing to the chairman of our nominating and corporate governance committee, in care of our offices, with sufficient information about the candidate, his or her work experience, his or her qualifications for director, and his or her references as will enable the committee to evaluate the candidacy properly. We also suggest that stockholders make their recommendations well in advance of the anticipated mailing date of our next proxy statement so as to provide our nominating and corporate governance committee an adequate opportunity to complete a thorough evaluation of the candidacy, including personal interviews. We remind stockholders of the separate requirements set forth in our by-laws for nominating individuals to serve as directors, which we discuss elsewhere in this proxy statement.

Communications with our Board of Directors

Our board, including all of the independent directors, has established a process for facilitating stockholder communications with our board. Stockholders wishing to communicate with our board should send written correspondence to the attention of our outside legal counsel, Adam Sonnenschein, Foley Hoag LLP, World Trade Center West, 155 Seaport Boulevard, Boston, Massachusetts 02210, and should include with the correspondence evidence that the sender of the communication is one of our stockholders. Satisfactory evidence would include, for example, contemporaneous correspondence from a brokerage firm indicating the identity of the stockholder and the number of shares held. Our legal counsel will forward all mail to each member of our board of directors.

Our board believes that this process will be sufficient to handle the relatively low volume of communications we have historically received from our stockholders. If the volume of communications increases, our board may elect to adopt more elaborate screening procedures.

Code of Ethics

We have adopted a code of ethics that applies to all of our directors, executive officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. The code of ethics includes provisions covering compliance with laws and regulations, insider trading practices, conflicts of interest, confidentiality, protection and proper use of our assets, accounting and record keeping, fair competition and fair dealing, business gifts and entertainment, payments to government personnel and the reporting of illegal or unethical behavior. You can obtain a copy of our code of ethics through the Investor Relations page of our website at www.kvh.com.

REPORT OF THE AUDIT COMMITTEE

The board of directors appointed an audit committee to monitor the integrity of our company’s consolidated financial statements, its system of internal controls and the independence and performance of our independent auditors. The audit committee also selects our company’s independent auditors. The audit committee is governed by a written charter adopted by the board of directors. A copy of the audit committee charter can be found as Appendix A to this proxy statement.

The audit committee currently consists of three non-employee directors. Each member of the audit committee meets the independence requirements of the Nasdaq Stock Market for membership on the audit committee.

Our company’s management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Our company’s independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. However, we are not professionally engaged in the practice of accounting or auditing and are not experts in the fields of accounting or auditing, including with respect to auditor independence. We have relied, without independent verification, on the information provided to us and on the representations made by our company’s management and independent auditors.

In fulfilling our oversight responsibilities, we discussed with representatives of KPMG LLP, our company’s independent auditors for 2003, the overall scope and plans for their audit of our company’s consolidated financial statements for 2003. We met with them, with and without our company’s management present, to discuss the results of their examinations and their evaluations of our company’s internal controls and the overall quality of our company’s financial reporting.

We reviewed and discussed the audited consolidated financial statements for 2003 with management and the independent auditors.

We discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended, including a discussion of our company’s accounting principles, the application of those principles, and the other matters required to be discussed with audit committees under generally accepted auditing standards.

In addition, we received from the independent auditors a letter containing the written disclosures required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and discussed the disclosures with them, as well as other matters relevant to their independence from management and our company. In evaluating the independence of our auditors, we considered whether the services they provided to our company beyond their audit and review of our consolidated financial statements was compatible with maintaining their independence. We also considered the amount of fees they received for audit and non-audit services.

Based on our review and these meetings, discussions and reports, and subject to the limitations on our role and responsibilities referred to above and in the audit committee charter, we recommended to the board of directors that our company’s audited consolidated financial statements for 2003 be included in our company’s annual report on Form 10-K. We also reappointed KPMG LLP as our company’s independent auditors for 2004.

The Audit Committee

Bruce J. Ryan (Chairman)
Mark S. Ain
Charles R. Trimble

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Our audit committee has reappointed KPMG LLP as our independent accountants to audit our consolidated financial statements for 2004. We expect that representatives of KPMG LLP will be present at the annual meeting. They will have an opportunity to make a statement if they wish and will be available to respond to appropriate questions from stockholders.

Fees for professional services

The following is a summary of the fees for professional services rendered by KPMG LLP for 2003 and 2002:

	Fees

Fee category	2003	2002

Audit fees	$258,000	$143,984
Audit-related fees	11,000	10,000
Tax fees	68,340	34,155
All other fees	—	15,000

Total fees	$337,340	$203,139

Audit fees. Audit fees represent fees for professional services performed by KPMG LLP for the audit of our annual financial statements and the review of our quarterly financial statements, as well as services that are normally provided in connection with statutory and regulatory filings or engagements. The 2003 audit fees included attestation services rendered in connection with the filing of our common stock registration statement on Form S-3 in November 2003 and the related prospectus.

Audit-related fees. Audit-related fees represent fees for assurance and related attestation services performed by KPMG LLP that are reasonably related to the performance of the audit or review of our financial statements. For both 2003 and 2002, these included services performed by KPMG LLP in connection with the statutory audit of our 401(k) employee benefit plan.

Tax fees. Tax fees represent fees for professional services performed by KPMG LLP with respect to corporate tax compliance, tax advice and tax planning.

All other fees. All other fees represent fees billed for products and services provided by KPMG LLP, other than those disclosed above.

Pre-approval policies and procedures

At present, our audit committee approves each engagement for audit or non-audit services before we engage KPMG LLP to provide those services.

Our audit committee has not established any pre-approval policies or procedures that would allow our management to engage KPMG LLP to provide any specified services with only an obligation to notify the audit committee of the engagement for those services. None of the services provided by KPMG LLP for 2003 was obtained in reliance on the waiver of the pre-approval requirement afforded in SEC regulations.

REPORT OF THE COMPENSATION COMMITTEE

The compensation committee established by our board of directors is currently composed of Messrs. Ain, Ryan and Trimble. Mr. Ryan joined the committee in July 2003, upon his election to the board of directors. Werner Trattner served on the committee until his resignation from the board of directors in July 2003. Our board of directors adopted a charter for the compensation committee in April 2004. Under the charter, the compensation committee is responsible for recommending to the board the compensation philosophy and policies that we should follow, particularly with respect to the compensation of the members of our senior management. The committee is responsible for reviewing and approving, or recommending for approval by the board, the compensation of our executive officers, including our chief executive officer. In addition, the board has delegated to the committee the authority to administer, review and make recommendations with respect to our incentive compensation plans and our equity-based plans.

The following report summarizes our executive officer compensation policies for fiscal 2003.

The compensation package for our executive officers in fiscal 2003 had three principal components: (1) base salary; (2) bonus; and (3) stock options. Our executive officers were also eligible to participate in non-executive benefit plans on substantially the same terms as other employees.

In determining executive compensation, the compensation committee believes packages need to offer:

•	fair and competitive compensation that attracts and retains superior executive talent;

•	links to performance and stockholder interests with rewards for both short-term and long-term results;

•	incentive compensation programs that recognize both individual and team performance; and

•	features that encourage long-term career commitments to us and our stockholders.

Salaries are reviewed annually, and any adjustments are based on individual performance, changes in responsibilities and market-based comparisons with similar companies. Bonuses, which are included in the compensation table, generally are based on a percentage of operating income and dependent upon our achieving the year’s financial plan, as well as specific employee performance with respect to achievement of personal business goals. In addition to salaries and incentive bonuses, the compensation committee also grants significant stock options to executive officers and our other key employees in order to focus the efforts of these employees on the long-term enhancement of profitability and stockholder value. Our compensation policy also includes grants of stock options to many of our employees.

The Securities and Exchange Commission requires that this report comment upon the compensation committee’s policy with respect to Section 162(m) of the Internal Revenue Code, which limits our company’s tax deduction for compensation in excess of $1.0 million paid to our company’s chief executive officer and our company’s four other most highly compensated executive officers at the end of any year unless the compensation qualifies as “performance-based compensation.” The compensation committee’s policy with respect to Section 162(m) is to make a reasonable effort to cause compensation to be deductible by our company while simultaneously providing executive officers of our company with appropriate rewards for their performance.

Martin Kits van Heyningen, our chief executive officer, was paid a base salary of $250,000 per annum in 2003 and received a bonus of $67,800. During 2003, Mr. Kits van Heyningen was granted options to purchase 50,000 shares of common stock at $10.99 per share. In setting Mr. Kits van Heyningen’s compensation for 2003, the compensation committee considered the compensation payable to chief executive officers of other similarly situated companies in our industry.

As submitted by the Compensation Committee

Mark S. Ain (Chairman)
Bruce J. Ryan
Charles R. Trimble

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Director compensation

We pay our non-employee directors $1,500 for each board meeting attended. Directors who are employees do not receive separate fees for their services as directors.

Each person who is first elected an outside director will automatically receive on the date of his or her election an initial nonqualified option to purchase 10,000 shares of our common stock at an exercise price equal to the fair market value of the common stock on that date. Each initial grant will vest in four equal installments on each three-month anniversary of the date of grant, and will have a term of five years. Under the terms of our stock option plans, an outside director is a director who is not our employee or an employee of our subsidiary. Currently, our outside directors are Messrs. Ain, Honey, Ryan and Trimble.

At the first meeting of the Board of Directors following the annual stockholders meeting, non-employee directors will automatically receive a nonqualified option to purchase 5,000 shares of our common stock with an exercise price equal to the fair market value as of the grant date. Each such option vests immediately and has a term of five years.

In addition, each outside director who is appointed to serve on the audit committee of our board of directors will receive, on the date of his initial appointment, a nonqualified option to purchase 5,000 shares of our common stock at an exercise price equal to the fair market value of the common stock on that date and an additional 5,000 shares on each anniversary, so long as he continues to serve on our audit committee. Each audit committee grant will vest in four equal installments on each three-month anniversary of the date of grant, and will have a term of five years.

In accordance with the terms of our stock option plans, at the first meeting of the board of directors after the 2003 annual meeting of stockholders, each of Messrs. Ain, Honey and Trimble received a nonqualified option to purchase 5,000 shares of common stock at an exercise price of $20.02 per share. On the anniversary of their appointment to the audit committee, each of Messrs. Ain and Trimble also received a nonqualified option to purchase 5,000 shares of common stock at an exercise price of $19.75. Upon the election of Mr. Ryan as a director in July 2003, he received a nonqualified option to purchase 10,000 shares of common stock at an exercise price of $20.02 per share, and upon his appointment to the audit committee, he received a nonqualified option to purchase 5,000 shares of common stock at an exercise price of $19.75 per share.

In addition, Arent H. Kits van Heyningen received a nonqualified option to purchase 12,500 shares of common stock at an exercise price of $10.99 in February 2003. The option vests in four equal annual installments.

Executive compensation

Compensation summary.

The following table provides summary information concerning the compensation earned by our chief executive officer, our four other most highly compensated executive officers and a former executive officer for services rendered in all capacities for 2001, 2002, and 2003. S. Joseph Bookataub served as our chief operating officer until the beginning of December 2003.

Other annual compensation in the form of perquisites and other personal benefits has been omitted as the aggregate amount of those perquisites and other personal benefits was less than $50,000 and constituted less than ten percent of the executive officers’ respective total annual salary and bonus.

The column entitled “securities underlying options” represents shares of common stock issuable upon exercise of stock options granted under our 1996 stock option plan. The column entitled “salary” includes commissions paid to James C. Dodez of $21,903 in 2001, $27,735 in 2002 and $37,808 in 2003 and to Ian C. Palmer of $21,170 in 2001, $44,416 in 2002 and $39,416 in 2003. The column entitled “all other compensation” represents relocation related expenses paid to Patrick J. Spratt in 2003.

Summary Compensation Table

				Long-Term
				Compensation
				Awards
		Annual
		Compensation		Securities
				Underlying	All Other
		Salary	Bonus	Options	Compensation
Name and Principal Position	Year	($)	($)	(#)	($)

Current Named Executive Officers
Martin Kits van Heyningen	2003	$250,353	$67,800	50,000	—
President and Chief Executive	2002	225,762	51,000	50,000	—
Officer	2001	216,053	—	40,000	—

Patrick J. Spratt	2003	$189,801	$27,500	15,000	$30,000
Chief Financial Officer	2002	88,942	1,000	90,000	—
	2001	—	—	—	—

James C. Dodez	2003	$191,948	$1,000	10,000	—
Vice President of Marketing	2002	175,985	1,000	10,000	—
	2001	162,779	—	10,000	—

Ian C. Palmer	2003	$176,535	$24,471	12,500	—
Vice President of Satellite Sales	2002	175,717	12,500	12,500	—
	2001	136,439	7,500	12,500	—

Robert W.B. Kits van Heyningen	2003	$168,523	$24,416	12,500	—
Vice President of Research and	2002	163,771	—	10,000	—
Development	2001	157,511	—	10,000	—

Former Executive Officer
S. Joseph Bookataub	2003	$184,178	$25,750	10,000	—
Chief Operating Officer	2002	172,191	38,500	—	—
	2001	120,739	—	75,000	—

Option grants in last fiscal year.

The following table provides information concerning stock options granted to the executive officers named in the summary compensation table.

Amounts reported in the last two columns represent hypothetical values that may be realized upon exercise of the options immediately before the expiration of their term, assuming the specified compounded rates of appreciation of the price of our common stock over the term of the options. These numbers are calculated based on the rules of the Securities and Exchange Commission and do not represent our estimate of future stock price growth. Actual gains, if any, on stock option exercises and common stock holdings depend on the timing of the exercise of the option and the sale of the common stock, as well as the future performance of the common stock. The rates of appreciation assumed in this table may not be achieved and the officers may never receive the amounts reflected. This table does not take into account any change in the price of the common stock after the date of grant. The values shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise.

Option grants in last fiscal year

	Individual Grants				Potential realizable
					value at assumed
	Number of	Percent of			annual rate of stock
	Securities	total options			price appreciation
	underlying	granted to	Exercise		for option term
	options	employees in	price	Expiration
Name	granted (#)(1)	fiscal year	($/share)	date	5% ($)	10% ($)

Current Named Executive Officers
Martin Kits van Heyningen	50,000	18.2%	$10.99	2/24/08	$151,817	$335,475
Patrick J. Spratt	15,000	5.5%	10.99	2/24/08	45,545	100,643
James C. Dodez	10,000	3.6%	10.99	2/24/08	30,363	67,095
Ian C. Palmer	12,500	4.6%	10.99	2/24/08	37,954	83,869
Robert W.B. Kits van Heyningen	12,500	4.6%	10.99	2/24/08	37,954	83,869
Former Executive Officer
S. Joseph Bookataub	10,000	3.6%	10.99	2/24/08	30,363	67,095

(1)	Represents shares of common stock issuable upon exercise of incentive and nonqualified options granted under our 1996 stock option plan. The options were granted on February 24, 2003 and vest in four equal annual installments beginning on the first anniversary of the date of grant.

Aggregate option exercises and fiscal year-end option values.

The following table provides information concerning stock options exercised during 2003 and stock options held at December 31, 2003 by the executive officers named in the summary compensation table.

The value realized upon the exercise of options is based on the last sale prices of the common stock on the respective dates of exercise, as reported by the Nasdaq National Market, less the applicable option exercise prices. The value of unexercised in-the-money options at fiscal year-end is based on $27.57 per share, the last sale price of our common stock on December 31, 2003, as reported on the Nasdaq National Market. Actual gains, if any, will depend on the value of the common stock on the date of the sale of the shares.

Aggregate option exercises in last fiscal year and fiscal year-end option values

			Number of securities
			underlying unexercised		Value of unexercised
	Shares		options at		in-the-money options at
	acquired		fiscal year-end		fiscal year-end
	on	Value
	exercise	realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Name	(#)	($)	(#)	(#)	($)	($)

Current Named Executive Officers
Martin Kits van Heyningen	—	—	75,000	115,000	$1,715,795	$2,211,525
Patrick J. Spratt	3,000	$68,490	19,500	82,500	392,340	1,606,800
James C. Dodez	10,000	68,750	25,000	25,000	594,398	486,693
Ian C. Palmer	6,250	86,743	16,250	30,000	362,736	581,482
Robert W. B. Kits van Heyningen	23,125	247,270	19,375	27,500	441,404	527,000
Former Executive Officer
S. Joseph Bookataub	37,500	862,944	—	—	—	—

Equity compensation plans

The following table provides information as of December 31, 2003 regarding shares authorized for issuance under our equity compensation plans, including individual compensation arrangements.

The equity compensation plans approved by our stockholders are our Amended and Restated 1996 Incentive and Nonqualified Stock Option Plan, 2003 Incentive and Nonqualified Stock Option Plan and Amended and Restated 1996 Employee Stock Purchase Plan. As of December 31, 2003, we did not have any equity compensation plans not approved by our stockholders.

Equity compensation plan information

Number of shares remaining
	Number of shares to be	Weighted-average	available for future issuance
	issued upon exercise of	exercise price of	under equity compensation
	outstanding options,	outstanding options,	plans (excluding shares
	warrants and rights	warrants and rights	reflected in column
Plan category	(#)	($)	(a))(#)

	(a)	(b)	(c)
Equity compensation plans approved by stockholders	1,025,191	$8.28	1,187,415 (1)
Equity compensation plans not approved by stockholders	—	—	—
Total	1,025,191	$8.28	1,187,415 (1)

(1)	Includes 85,964 shares of common stock reserved for future issuance under our Amended and Restated 1996 Employee Stock Purchase Plan.

PERFORMANCE GRAPH

The following graph compares the performance of our cumulative stockholder return with that of the Nasdaq Stock Market Composite Index, a broad equity market index, and the Nasdaq Telecommunications Stock Index, a published industry index. The cumulative stockholder returns for shares of our common stock and for the market indices are calculated assuming $100 was invested on December 31, 1998. We paid no cash dividends during the period shown. The performance of the market indices is shown on a total return (dividends reinvested) basis.

Five-Year Cumulative Total Return

	Value of investment as of December 31,

	1998	1999	2000	2001	2002	2003

Nasdaq National Market Composite	$100	$185	$112	$89	$61	$92
Nasdaq Telecommunications	100	179	76	51	23	39
KVH Industries, Inc.	100	251	451	488	706	2,257

STOCKHOLDER PROPOSALS

Stockholder proposals for inclusion in our proxy materials relating to our 2005 annual meeting of stockholders must be received by us at our executive offices no later than December 24, 2004 or, if the date of that meeting is more than 30 calendar days before or after May 25, 2005, a reasonable time before we begin to print and mail our proxy materials with respect to that meeting.

In addition, our by-laws provide that a stockholder desiring to bring business before any meeting of stockholders or to nominate any person for election to the board of directors must give timely written notice to our secretary in accordance with the procedural requirements set forth in our by-laws. In the case of a regularly scheduled annual meeting, written notice must be delivered to or mailed and received at our principal executive offices not less than 60 days nor more than 90 days before the scheduled annual meeting, must describe the business to be brought before the meeting and must provide specific information about the stockholder, other supporters of the proposal, their stock ownership and their interest in the proposed business. If we hold our 2005 annual meeting before May 25, 2005, and if we give less than 70 days’ notice or prior public disclosure of the date of that meeting, then the stockholder’s notice must be delivered to or mailed and received at our principal executive offices not later than the close of business on the tenth day after the earlier of (1) the day on which we mailed notice of the date of the meeting and (2) the day on which we publicly disclosed the date of the meeting. Currently, in order to bring an item of business before the 2005 annual meeting in accordance with our by-laws, a stockholder must deliver the requisite notice of that item of business to us between February 24, 2005 and March 25, 2005.

AVAILABLE INFORMATION

Stockholders of record on April 12, 2004 will receive a proxy statement and our annual report to stockholders, which contains detailed financial information about our company. The annual report is not incorporated herein and is not deemed a part of this proxy statement.

APPENDIX A — AUDIT COMMITTEE CHARTER

KVH Industries, Inc.

Audit Committee of the Board of Directors

Charter

(Adopted February 25, 2004)

The Board of Directors of KVH Industries, Inc., a Delaware corporation (the “Company”), has created an Audit Committee of the Board of Directors. This charter, as adopted by the Board of Directors on February 25, 2004, states the authority and responsibilities of the Audit Committee.

1.	Purpose. The purpose of the Audit Committee is to assist the board in fulfilling its oversight responsibilities relating to (a) the quality and integrity of the Company’s financial statements and other financial reports, (b) the Company’s system of internal accounting controls, (c) the performance of the Company’s internal and independent auditors and (d) the Company’s compliance with legal and regulatory requirements. The Audit Committee shall also perform such other duties as the Board of Directors shall delegate to it or as otherwise required by law or the Company’s charter or by-laws.

2.	Membership; Appointment; Qualifications. The Audit Committee shall consist of at least three members of the Board of Directors. The members of the Audit Committee shall be appointed by, and serve at the discretion of, the Board of Directors. In selecting the members of the Audit Committee, the board shall endeavor to ensure that each member of the Audit Committee satisfies the applicable independence, financial literacy and other requirements of the Nasdaq Stock Market, Inc., the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any related rules and regulations. The board shall endeavor to appoint at least one member of the Audit Committee who shall, in their opinion, qualify as a financial expert within the meaning of the Exchange Act.

3.	Subcommittees. To the extent permitted by law, the Audit Committee shall have the authority to delegate its authority to any subcommittee of the Audit Committee, which may consist of one or more members of the Audit Committee.

4.	Chairperson. The Board of Directors may appoint a chairperson of the Audit Committee, who shall serve at the discretion of the board. If the board shall not have appointed a chairperson, the Audit Committee may appoint one of its members to serve as chairperson, who shall serve at the discretion of the Audit Committee. The chairperson shall preside at all meetings of the Audit Committee and shall have such other powers and responsibilities as the board or the committee shall designate.

5.	Meetings; Minutes. The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall have the authority to require any officer, employee or agent of the Company or representatives of the Company’s outside counsel or independent auditor to attend any meeting or otherwise to meet with members of the committee or its agents. The Audit Committee shall periodically meet separately with other persons responsible for the Company’s internal control, accounting and financial reporting functions.

The Audit Committee is authorized to adopt its own rules of procedure, including the formalities of calling, noticing and holding meetings and for the taking of action by vote at any such meeting or by unanimous written consent of the members of the committee. Unless and until any such procedures are adopted by the Audit Committee, the procedures with respect to calling, noticing and holding meetings of the Audit

Committee and conducting business of the Audit Committee shall be the same as those provided in the by-laws of the Company with respect to calling, noticing and holding meetings of and taking action by the Board of Directors.

The Audit Committee shall maintain written minutes of its meetings. The minutes shall be filed with the minutes of the meetings of the Board of Directors.

6.	Reports to the Board of Directors. The Audit Committee shall make regular reports to the Board of Directors regarding its activities in such manner as the chairperson or, in the absence of a chairperson, another member of the Audit Committee, shall deem appropriate. In particular, the Audit Committee shall report to the Board of Directors the results of its evaluation of the qualifications, performance and independence of the Company’s independent auditor.

7.	Delegation of Authority. By adoption of this charter, the Board of Directors has delegated to the Audit Committee all corporate authority necessary or advisable to fulfill its obligations under this charter.

8.	Compensation; Ongoing Independence. The Board of Directors shall determine whether the members of the Audit Committee shall receive special compensation for their service on the Audit Committee. Such compensation may take the form of cash, stock, stock options or other in kind consideration ordinarily available to directors. To maintain the independence of the Audit Committee, no member of the committee shall, except to the extent permitted by the Securities and Exchange Commission (the “SEC”) and the applicable rules of the Nasdaq Stock Market, Inc., (a) directly or indirectly accept any consulting, advisory or other compensatory fee from the Company (including any fee paid to the director’s firm for consulting or advisory services, even if the director is not the actual service provider), other than in his or her capacity as a member of the Audit Committee, the Board of Directors or any other board committee of the Company or any affiliate of the Company or (b) be an affiliated person of the Company.

9.	Authority over Independent Auditor. For purposes of this charter, the Company’s “independent auditor” is the accounting firm employed by the Company for the purpose of preparing or issuing an audit report or related work. The Audit Committee shall have the sole authority to retain and terminate the services of the Company’s independent auditor. The independent auditor shall report directly to the Audit Committee. The Audit Committee shall be directly responsible for the compensation and oversight of the work of the Company’s independent auditor, including approval of all audit engagement fees and terms and the resolution of disagreements between management and the independent auditor regarding financial reporting.

(a)	Pre-approval of All Services. The Audit Committee shall pre-approve all audit, review and attestation engagements (including the provision of comfort letters in connection with any securities offering, statutory audits, attest services, consents and assistance with and review of documents filed with the SEC) required under the securities laws. The Audit Committee shall pre-approve all permitted non-audit services provided by the Company’s independent auditor; provided, however, that the Audit Committee need not pre-approve any permitted non-audit service if either (1)(A) the engagement to render the service is entered into pursuant to pre-approval policies and procedures established by the Audit Committee and (B) the Audit Committee is informed of such service in accordance with such policies and procedures, or (2) the non-audit service meets the de minimus exception under Section 10A(i)(1)(B) of the Exchange Act and Rule 2-01(c)(7)(i)(C)(1) of Regulation S-X.

(b)	Evaluation of Independent Auditor. The Audit Committee shall annually review the qualifications and performance of the independent auditor, including senior members of the independent auditor’s team. The Audit Committee shall at least annually obtain and review a report from the independent auditor describing (1) the independent auditor’s internal quality-control procedures, (2) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, regarding any independent audit carried out by the independent auditor, (3) any steps taken to address any those issues, and (4) all relationships between the independent auditor and the Company.

(c)	Evaluation of Independence. To ensure the independence of the Company’s independent auditor, the Audit Committee shall evaluate such independence at least annually. In conducting such evaluation, the Audit Committee shall consider (1) any statement of independence provided by the independent auditor, (2) whether the independent auditor provided any services beyond the audit and review of the Company’s financial statements and, if so, whether those services were compatible with maintaining its independence, (3) the amount of fees paid to the independent auditor for audit and non-audit services, and (4) whether any partner who is a member of the audit engagement team earns or receives any compensation based on the performance of, or procuring of, engagements with the Company to provide any products or services other than audit, review and attestation services.

(d)	Rotation of Personnel. The Audit Committee shall ensure that the Company’s independent auditor shall rotate the partners on its audit engagement team in accordance with Section 10A(j) of the Exchange Act and Rule 2-01(c)(6) of Regulation S-X.

(e)	Conflicts of Interest. The Audit Committee shall discuss with the Company’s independent auditor its compliance with the conflicts of interest requirements of Section 10A(l) of the Exchange Act (prohibiting the auditor, in certain circumstances, from providing any audit service to the Company if certain officers of the Company were previously employed by the auditor).

10.	Annual Report to Stockholders; Other Disclosures. The Audit Committee shall prepare an annual report to stockholders for inclusion in the Company’s proxy statement relating to the annual meeting of stockholders. The Audit Committee shall review all other disclosures regarding the Audit Committee and the performance of its duties to be included in such proxy statement or in any other document or report to be filed with the SEC, including any description of the policies and procedures adopted by the Audit Committee for the pre-approval of audit and non-audit services pursuant to Section 0 and the allocation of fees for non-audit services according to the method of approval under Section 0.

11.	Authority to Engage Advisors. The Audit Committee shall have the authority to retain, at the Company’s expense and without further approval from the board, independent counsel (who may be counsel to the Company), accountants and other advisors, as it determines to be necessary or appropriate to carry out its duties.

12.	Review of Financial Disclosures. The Audit Committee shall have the responsibility to review and discuss with management and the Company’s independent auditor the Company’s financial statements and other financial disclosures prior to public distribution. In particular, the Audit Committee shall, to the extent it deems necessary or appropriate:

(a)	review and discuss with management and the Company’s independent auditor:

1.	the performance and qualifications of the Company’s financial personnel;

2.	the responsibilities, budget and staffing of the Company’s accounting and financial reporting function;

3.	the development, selection and disclosure of any critical accounting estimates;

4.	the selection, application and disclosure of any critical accounting policies;

5.	the use and disclosure of any off-balance sheet arrangements;

6.	accounting considerations arising from changes in generally accepted accounting principles (“GAAP”), the Company’s operations or regulatory initiatives;

7.	the independent auditor’s judgment about the quality, not just the acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used, and the degree of aggressiveness or conservatism of the Company’s accounting principles and underlying estimates, and other significant decisions made in preparing the financial statements;

8.	all significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize, and report financial data and any material weaknesses in internal controls;

9.	the independent auditor’s recommendations for improvement of the Company’s internal controls and procedures for financial reporting, particularly controls designed to expose related party transactions and payments, transactions or procedures that might be deemed illegal or improper; and

10.	any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.

(b)	before the filing of the audit report by the Company’s independent auditor with the SEC, review and discuss any reports from the independent auditor regarding:

1.	all critical accounting policies and practices, including the reasons why policies are critical, how current and anticipated future events impact those determinations, an assessment of management’s disclosures and any significant modifications proposed by the independent auditor that were not included;

2.	all alternative treatments of financial information within GAAP that have been discussed with management (as to both general accounting policies and the accounting for specific transactions), the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Company’s independent auditor, as well as the reasons for selecting the chosen accounting treatment and whether the chosen accounting treatment complies with existing corporate accounting policies and, if not, why not;

3.	other material written communications between management and the Company’s independent auditor, such as any schedule of unadjusted differences, management letter, engagement letter, independence letter, management representation letter, report on observations and recommendations on internal controls, or schedule of material adjustments and reclassifications proposed (including a list of any not recorded); and

4.	illegal acts that may be required to be reported under Section 10A(b) of the Exchange Act;

(c)	review and discuss with management and the Company’s independent auditor the annual audited financial statements and quarterly financial statements, including the results of any audit or review of those financial statements and the disclosure in management’s discussion and analysis of the Company’s financial condition and results of operations;

(d)	review the disclosure in the Company’s periodic reports of the Audit Committee’s approval of any non-audit service pursuant to Section 10A(i)(2) of the Exchange Act;

(e)	review reports or correspondence received from government agencies or third parties concerning legal, regulatory or other matters that might have a material effect on the financial statements or compliance policies of the Company; and

(f)	review and discuss with the Company’s legal counsel any legal matters that could have a significant impact on the financial statements or compliance policies of the Company.

13.	Audit of Annual Financial Statements. In connection with the audit of the Company’s annual financial statements, the Audit Committee shall:

(a)	review and discuss with management and the Company’s independent auditor the scope, planning and staffing of the audit engagement;

(b)	discuss with the Company’s independent auditor its significant findings and recommendations resulting from the audit, including any audit problems or difficulties, as well as management’s response, which discussion should cover (1) any restrictions on the scope of the independent auditor’s activities or access to information, (2) any disagreements with management, (3) any accounting adjustments proposed by the independent auditor and rejected by management, (4) any communications with the independent auditor’s national office regarding auditing or accounting issues presented by the engagement, and (5) any management or internal control letter issued or proposed to be issued by the independent auditor to the Company;

(c)	review and discuss with management and the Company’s independent auditor the audited financial statements;

(d)	review and discuss with the Company’s independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU § 380), as may be modified or supplemented;

(e)	(1) discuss with the Company’s independent auditor the independent auditor’s independence, (2) ensure that it receives the written disclosures and the letter from the Company’s independent auditor required by Independence Standards Board Standard No. 1, Independence Discussions with Audit

Committees, as may be modified or supplemented, (3) actively engage in a dialogue with the Company’s independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor, and (4) take, or recommend that the Board of Directors take, appropriate action to oversee the independence of the auditor; and

(f)	based on the foregoing reviews and discussions, recommend to the Board of Directors whether or not to include the Company’s audited financial statements in the Company’s annual report on Form 10-K for filing with the SEC.

14.	Approval of Related-Party Transactions. The Audit Committee shall have the sole authority to approve transactions that may involve actual or apparent conflicts of interest, as that term is defined in the Company’s code of ethics.

15.	Qualified Legal Compliance Committee. The Audit Committee shall serve as the Qualified Legal Compliance Committee pursuant to which an attorney for the Company may report purported evidence of a material violation of securities law, breach of fiduciary duty or similar violation by the Company or one of its agents.

16.	Procedures for Complaints. The Audit Committee shall establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

17.	Conduct of Investigations. The Audit Committee shall have the authority to conduct or authorize investigations, at the Company’s expense, into any matter within the Audit Committee’s scope of responsibility.

18.	Limitation on Audit Committee Responsibility. In adopting this charter, the Board of Directors acknowledges that it is not the responsibility of the Audit Committee to prepare the Company’s financial statements, plan or conduct audits of those financial statements, or determine whether those financial statements are complete and accurate and conform to GAAP and applicable rules and regulations. These tasks are the responsibility of management and the Company’s independent auditor.

19.	Annual Review of Charter. The Audit Committee shall at least annually review and assess the adequacy of this charter and, to the extent the Audit Committee shall deem appropriate, recommend to the Board of Directors any changes that would enable the Audit Committee to fulfill its responsibilities more effectively.

KVH® is a registered trademark of KVH Industries, Inc.	KVHIN-PS-04

     APPENDIX B – PROXY CARD

KVH INDUSTRIES, INC.

Dear Stockholder,

Please take note of the important information enclosed with this proxy card.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders to be held on May 26, 2004.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

KVH Industries, Inc.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL.

KVH INDUSTRIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF KVH INDUSTRIES, INC.

A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE
BOARD OF DIRECTORS NEED ONLY SIGN AND DATE THIS PROXY AND RETURN IT IN THE
ENCLOSED ENVELOPE.

Proxy for Annual Meeting of Stockholders
to be held on May 26, 2004

The undersigned hereby appoints Martin Kits van Heyningen and Robert Kits van Heyningen, or either of them acting singly, proxies and attorneys-in-fact, with full power of substitution, to vote all shares of Common Stock of KVH Industries, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the offices of Foley Hoag LLP, World Trade Center West, 155 Seaport Bouelevard, 16th floor, Boston, Massachusetts, 02210-2600, on May 26, 2004 at 11:00 a.m., local time, and at any adjournments thereof, upon matters set forth in the Notice of Annual Meeting and Proxy Statement dated April 23, 2004, a copy of which has been received by the undersigned, and in their discretion upon any business that may properly come before the meeting or any adjournments thereof. Attendance of the undersigned at the meeting or any adjourned session thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate the intention of the undersigned to vote the shares represented hereby in person prior to the exercise of this proxy.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?

DO YOU HAVE ANY COMMENTS?

KVH INDUSTRIES, INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet
Log on to the Internet and go to
http://www.eproxyvote.com/kvhi

OR

Vote-by-Telephone
Call toll-free
1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL.

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE

KVH INDUSTRIES, INC.

1.	To elect two directors to serve for a three-year term.
	Nominees:	(01) Arent Kits van Heyningen
(02) Charles R. Trimble

For	Withheld
☐	☐

☐

For both nominees except as noted above

2.	To transact any other business as may properly come before the meeting.

Mark box at right if an address change or comment has been noted on the reverse side of this card.	☐

Please be sure to sign and date this Proxy.

Signature:	Date:	Signature:	Date: